Please file this Prospectus Supplement with your records.

             STRONG SHORT-TERM GLOBAL BOND FUND
              STRONG INTERNATIONAL BOND FUND
             STRONG INTERNATIONAL STOCK FUND
                 STRONG ASIA PACIFIC FUND

      Supplement to Prospectus dated March 1, 1997

STRONG SHORT-TERM GLOBAL BOND FUND

Change in Dividend Payments. Effective October 1, 1997, the Strong Short-Term Global Bond Fund will pay dividends monthly rather than quarterly. The Fund's last quarterly dividend payment will be for the three-month period ending September 30, 1997. The Fund's first monthly dividend payment will be for the month ending October 31, 1997. Dividend checks and dividend reinvestments will be automatically changed to this monthly cycle.

The Fund will declare dividends on each day its net asset value is calculated, except for bank holidays. Net investment income earned on weekends, holidays (including bank holidays), and days on which net asset value is not calculated is declared as a dividend on the day on which the Fund's net asset value was most recently calculated.

Effects of Foreign Currency on Distributions. The Fund may (but it is not required to) distribute with its monthly dividends all or a portion of any net realized gains from foreign currency transactions. The Fund anticipates that a monthly dividend may, from time to time, represent more or less than the amount of net investment income earned by the Fund in the period to which the dividend relates. Any undistributed net investment income and net realized gains from foreign currency transactions ("undistributed income") would be available to supplement future dividends, which might otherwise have been reduced by reason of a decrease in the Fund's net asset value or net realized losses from foreign currency transactions. Distributions from undistributed income will reduce the Fund's net asset value.

If the Fund's dividends exceed its taxable income in any year, which is sometimes the result of foreign currency related losses, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of return of capital, the Fund may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary or to be suspended. Any return of capital will reduce the cost basis of your shares.


     This Prospectus Supplement is dated August 15, 1997.